Exhibit 99.4

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information and related notes give effect to the Merger present the historical condensed combined financial information of Blue Star Foods Corp. (herein referred to as the “Company”, “we”, “our”, “us” and similar terms unless the context indicates otherwise) and Coastal Pride Company, Inc. (“Coastal”), after giving effect to the Agreement and Plan of Merger and Reorganization with John Keeler & Co., Inc. (“Purchaser”) and Coastal Pride Seafood, LLC. a Florida limited liability company and newly-formed, wholly-owned subsidiary of the Purchaser (the “Acquisition Subsidiary” and, upon the effective date of the Merger, the “Surviving Company) that was completed on November 26, 2019, (the “Merger”). The Merger was accounted for as a “forward merger” and recapitalization since, immediately following the completion of the transaction, the holders of John Keeler & Co., Inc.’s stock will have effective control of Coastal Pride Seafood, LLC.

The unaudited pro forma condensed combined financial information gives effect to the merger of Coastal based on the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial information.

Pursuant to the terms of the Merger Agreement, the following consideration was paid by the Purchaser:

(i) an aggregate of $394,622 in cash (the “Cash Consideration”);

(ii) a five-year 4% promissory note in the principal amount of $500,000 (the “Lubkin Note), issued by the Purchaser to Walter Lubkin Jr. (“Walter Jr.”);

(iii) three-year 4% convertible promissory notes in the aggregate principal amount of $210,000 (collectively, the “Sellers Notes” and together with the Lubkin Note, the “Notes”), issued by the Purchaser to Tracy Lubkin Greco (“Greco”), Walter F. Lubkin III (“Walter III”) and John C. Lubkin (“Lubkin”), pro rata to their ownership of Coastal Pride immediately prior to the Merger;

(iii) 500,000 shares of common stock of Blue Star Foods Corp., issued to Walter Lubkin, Jr. (; and

(iii) an aggregate of 795,000 shares of common stock of Blue Star Foods Corp., issued to Greco, Walter III and Lubkin, pro rata to their ownership of Coastal Pride immediately prior to the Merger .

The Notes are subject to a right of offset against the Sellers’ indemnification obligations as described in the Merger Agreement and are subordinate and subject to prior payment of all indebtedness of the Purchaser under the Loan Agreement with ACF Finco I LP, as described below.

Principal and interest under the Lubkin Note are payable quarterly, commencing February 26, 2020, in an amount equal to the lesser of (i) $25,000 and (i) 25% of the Surviving Company’s quarterly earnings before interest, tax, depreciation and amortization.

One-sixth of the principal and interest under the Sellers Notes are payable quarterly commencing on August 26, 2021. The Sellers Notes are convertible into shares of common stock of the Company at the Seller’s option, at any time after the first anniversary of the date of the Note, at the rate of one share for each $2.00 of principal and/or interest so converted.

The Purchaser has the right to prepay the Notes in whole or in part at any time without penalty or premium

The unaudited pro forma condensed combined balance sheet as of September 30, 2019 is presented as if the Merger had occurred on September 30, 2019. The unaudited condensed combined statements of operations for the nine months ended September 30, 2019 and for the year ended December 31, 2018 are presented as if the Merger had occurred on January 1, 2018.

The unaudited pro forma condensed combined financial information was prepared in accordance with Article 11 of the Securities and Exchange Commission’s Regulation S-X. The unaudited pro forma adjustments reflecting the transaction have been prepared in accordance with the guidance for business combinations presented in ASC 805, and reflect the allocation of our preliminary purchase price to the assets acquired and liabilities assumed in the Merger based on their estimated fair values. The historical financial information has been adjusted in the unaudited pro forma condensed combined financial information to give effect to pro forma events that are: (i) directly attributable to the Merger; (ii) factually supportable; and (iii) with respect to the condensed combined statements of operations, expected to have a continuing impact on our combined results of operations.

The unaudited pro forma condensed combined financial information is presented for informational purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Merger had been affected on the dates previously set forth, nor is it indicative of the future operating results or financial position in combination. Our preliminary purchase price allocation was made using our best estimates of fair value, which are dependent upon certain valuation and other analyses that are not yet final. As a result, the unaudited pro forma purchase price adjustments related to the Merger are preliminary and subject to further adjustments as additional information becomes available and as additional analyses are performed during the applicable measurement period under ASC 805 (up to one year from the Merger date). There can be no assurances that any final valuations will not result in material adjustments to our preliminary estimated purchase price allocation. Further, the unaudited pro forma condensed combined financial information does not give effect to the potential impact of anticipated synergies, operating efficiencies, cost savings or transaction and integration costs that may result from the Merger.

The unaudited pro forma condensed combined financial information should be read in conjunction with our historical consolidated financial statements and their accompanying notes presented in our Annual Report on Form 10-K for the year ended December 31, 2018 and our Quarterly Report on Form 10-Q for the nine months ended September 30, 2019, as well as the historical financial statements of Coastal for the year ended December 31, 2018 and unaudited financial statements for the nine month period ended September 30, 2019.

BLUE STAR FOODS CORP AND COASTAL PRIDE COMPANY, INC.

PROFORMA CONDENSED COMBINED BALANCE SHEETS

(UNAUDITED)

	Blue Star Foods Corp Sep. 30, 2019	Coastal Pride Company, Inc Sep. 30, 2019	Adjustments	Adjustments Reference	Pro Forma Combined and Consolidated
ASSETS

CURRENT ASSETS
Cash (including VIE $1,336)	$35,008	$34,336			$69,344
Restricted Cash	199,010				199,010
Accounts receivable, net (including VIE $56,761)	1,701,568	1,002,796			2,704,364
Inventory, net (including VIE $42,784)	6,997,675	1,389,833	102,027	J	8,489,535
Advances to related party	1,178,842				1,178,842
Other current assets (including VIE $8,310)	85,881	128,051			213,932
Total current assets	10,197,984	2,555,016	102,027		12,855,027

FIXED ASSETS, net	67,014	10,170			77,184

RIGHT OF USE ASSET	1,145,348				1,145,348
INTANGIBLE ASSET			1,269,058	E,K	2,017,475
GOODWILL			1,207,716	D,E,J	459,299
OTHER ASSETS	124,297	17,351			141,648

TOTAL ASSETS	$11,534,643	$2,582,537	$2,578,801		$16,695,981

LIABILITIES AND STOCKHOLDER'S DEFICIT

CURRENT LIABILITIES
Accounts payable and accruals	$2,589,450	$471,909	$51,678	B,H,I	$3,113,037
Working capital line of credit	6,116,265	1,091,954	394,622	I	7,602,841
Related Party Notes Payable	1,100,000				1,100,000
Current maturities of long-term debt	6,639		100,000	B	106,639
Stockholder notes payable - Subordinated	2,910,136				2,910,136
Total current liabilities	12,722,490	1,563,863	546,300		14,832,653

LONG -TERM RIGHT OF USE LIABILITY	1,035,661				1,035,661
LONG -TERM DEBT	-	-	610,000	B	610,000

TOTAL LIABILITIES	13,758,151	1,563,863	1,156,300		16,478,314
COMMITMENTS AND CONTINGENCIES
STOCKHOLDER'S DEFICIT
Series A 8% cumulative convertible preferred stock, $0.0001 par value; 10,000 shares authorized, 1,413 shares issued and outstanding					-
Common stock, $0.0001 par value, 100,000,000 shares authorized; 16,015,000 shares issued and outstanding	1,612	1,265	(1,124)	A,C,F	1,753
Additional paid-in capital	5,612,245	110,359	2,710,754	A,C,F,G	8,433,358
Accumulated income (deficit)	(7,418,898)	907,050	(1,287,129)	C,G,K	(7,798,977)
Total Stockholders Equity (Deficit)	(1,805,041)	1,018,674	1,422,501		636,134

Non-controlling interest	(440,185)	-	-		(440,185)
Accumulated other comprehensive income (VIE)	21,718	-	-		21,718
Total VIE's deficit	(418,467)	-	-		(418,467)
					-
TOTAL STOCKHOLDER'S EQUITY (DEFICIT)	(2,223,508)	1,018,674	1,422,501		217,667
					-
TOTAL LIABILITIES AND STOCKHOLDER'S DEFICIT	$11,534,643	$2,582,537	$2,578,801		$16,695,981

See Notes to Unaudited Pro Forma Combined Financial Statements.

BLUE STAR FOODS CORP AND COASTAL PRIDE COMPANY, INC.

PROFORMA CONDENSED COMBINED INCOME STATEMENT

9 MONTHS ENDED

(UNAUDITED)

	Blue Star Foods Corp Sep. 30, 2019	Coastal Pride Company, Inc Sep. 30, 2019	Adjustments	Adjustments Reference	Pro Forma Combined and Consolidated Sep. 30, 2019

REVENUE, NET	$19,124,412	$7,454,866	$-		$26,579,278

COST OF REVENUE (including approximately $17,230,000 and $5,850,000 respectively, purchased from related party)	16,431,715	6,724,187	-		23,155,902

GROSS PROFIT	2,692,697	730,679	-		3,423,376

COMMISSIONS	54,657	321,600			376,257
SALARIES & WAGES	3,252,735	214,842			3,467,577
OTHER OPERATING EXPENSES	2,117,516	193,191	358,779	C,H,K	2,669,486

INCOME (LOSS) FROM OPERATIONS	(2,732,211)	1,046	(358,779)		(3,089,944)

OTHER INCOME		22,084	-		22,084
OTHER EXPENSE		-	-		-
INTEREST EXPENSE	(748,120)	(50,822)	(21,300)	B	(820,242)

NET INCOME (LOSS)	(3,480,331)	(27,692)	(380,079)		(3,888,102)

Dividend on Preferred Stock	84,780	-			84,780

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(3,565,111)	$(27,692)	$(380,079)		$(3,972,882)

Income(Loss) per basic and diluted common share					$(0.23)
Basic and fully diluted average common shares outstanding					17,340,616

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

BLUE STAR FOODS CORP AND COASTAL PRIDE COMPANY, INC.

PROFORMA CONDENSED COMBINED INCOME STATEMENT

12 MONTHS ENDED

(UNAUDITED)

	Blue Star Foods Corp Dec. 31, 2018	Coastal Pride Company, Inc Dec. 31, 2018	Adjustments	Adjustments Reference	Pro Forma Combined and Consolidated Dec. 30, 2019

REVENUE, NET	$32,165,933	$11,452,000	$-		$43,617,933

COST OF REVENUE (including approximately $17,230,000 and $5,850,000 respectively, purchased from related party)	27,227,664	9,891,865	-		37,119,529

GROSS PROFIT	4,938,269	1,560,135	-		6,498,404

COMMISSIONS	133,240	688,265			821,505
SALARIES & WAGES	2,594,677	330,878			2,925,555
SETTLEMENT & WARRANT EXPENSE	769,353				769,353
OTHER OPERATING EXPENSES	2,709,009	245,953	392,954	C,H,K	3,347,916

INCOME (LOSS) FROM OPERATIONS	(1,268,010)	295,039	(392,954)		(1,365,925)

OTHER INCOME			-		-
OTHER EXPENSE		-	-		-
INTEREST EXPENSE	(1,009,106)	(39,605)	(28,400)	B	(1,077,111)

NET INCOME (LOSS)	(2,277,116)	255,434	(421,354)		(2,443,036)

Dividend on Preferred Stock	16,328	-			16,328

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(2,293,444)	$255,434	$(421,354)		$(2,459,364)

Income(Loss) per basic and diluted common share					$(0.14)
Basic and fully diluted average common shares outstanding					17,340,616

NOTES AND ASSUMPTIONS TO PROFORMA COMBINED FINANCIAL STATEMENTS

(Unaudited)

(A) To Book Issuance of shares of Common Stock as part of the purchase Price to the Shareholders of Coastal Pride Company Inc.

(B) To Book the issuance of Notes payable to shareholders of Coastal Pride Company, Inc.

(C) To Book Common Shares for service providers

(D) To Book Goodwill related to the acquisition price of Coastal Pride Co., Inc.

(E) To Book allocation of purchase price to an intangible asset of Coastal Price Co., Inc.

(F) To Convert Coastal Pride Company, Inc.'s common stock to additional paid-in-capital

(G) To Convert Coastal Pride Company, Inc.'s retained earnings to Additional paid in Capital

(H) To Book Cash Expense for Service provider

(I) To Book advance to the Line of Credit for Cash remuneration paid to the shareholders of Coast Pride Company, Inc.

(J) To Book Inventory valuation step up related to the acquisition of Coast Pride Company, Inc.

(K) To Book Amortization of the Intangible Asset related to the acquisition of Coastal Pride Company, Inc.

1.	Basis of Pro Forma Presentation

On November 26, 2019, we entered into an Agreement and Plan of Merger and Reorganization with Coastal Pride Company, Inc. John Keeler & Co., Inc. (“Purchaser”) and Coastal Pride Seafood, LLC. a Florida limited liability company and newly-formed, wholly-owned subsidiary of the Purchaser (the “Acquisition Subsidiary” and, upon the effective date of the Merger, the “Surviving Company) which merger was consummated on November 26, 2019, (the “Merger”) The unaudited pro forma condensed combined balance sheet at September 30, 2019 combines our historical condensed consolidated balance sheet with the historical condensed balance sheet of Coastal as if the Merger had occurred on that date. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2019 and for the year ended December 31, 2018 combine our historical condensed consolidated statements of operations with the condensed consolidated statements of operations of Coastal as if the Merger had occurred on January 1, 2018. The historical financial information is adjusted in the unaudited pro forma condensed combined financial information to give effect to pro forma events that are: (i) directly attributable to the Acquisition; (ii) factually supportable; and (iii) with respect to the condensed combined statements of operations, expected to have a continuing impact on our combined results.

2.	Preliminary Consideration Transferred

Pursuant to the terms of the Merger Agreement, which was effective November 26, 2019, we paid $3,694,621 in consideration including $394,622 in cash, $500,000 in a five year 4% unsecured promissory note, $210,000 in a three-year convertible 4% promissory note, and the issuance of 1,295,000 shares of our common stock with a fair value on the date of issuance of $2,590,000.

3.	Preliminary Purchase Price Allocation

Under the acquisition method of accounting outlined in ASC 805, the identifiable assets acquired and liabilities assumed in the Acquisition are recorded at their Acquisition-date fair values and are included in the Company’s consolidated financial position. Our unaudited pro forma adjustments are preliminary in nature and based on the estimates of fair value for all assets acquired and liabilities assumed to illustrate the estimated effect of the Merger on our condensed consolidated balance sheet at September 30, 2019. Accordingly, the unaudited pro forma purchase price allocation is subject to further adjustments as additional information becomes available and as additional analyses are performed. The primary areas that are not yet finalized relate to our estimated fair values for inventory and identifiable intangible assets. There can be no assurances that any final valuations will not result in material adjustments to our preliminary estimated purchase price allocation.

The following table summarizes the preliminary purchase price allocation for the assets acquired and liabilities assumed in connection with the Merger:

	Amount	Weighted Average Life (Years)

Tangible Assets Acquired	$2,983,205
Liabilities Assumed	(1,978,327)
Inventory Step Up	102,027
Trademarks	1,120,000	20
Non-compete agreements	50,000	4
Customer Relationships	210,000	12.5
Goodwill	1,207,716
	3,694,621

Our unaudited pro forma purchase price allocation includes certain identifiable intangible assets with an estimated fair value of approximately $2,120,000. The fair value of the identifiable intangible assets acquired was estimated using a combination of asset-based and income-based valuation methodologies. The asset-based valuation methodology established a fair value estimate based on the cost of replacing the asset, less amortization from functional use and economic obsolescence, if present and measureable. The income-based valuation methodology utilizes a discounted cash flow technique where the expected future economic benefits of ownership of an asset are discounted back to present value. This valuation technique requires us to make certain assumptions about, including, but not limited to, future operating performance and cash flow, and other such variables which are discounted to present value using a discount rate that reflects the risk factors associated with future cash flow, the characteristics of the assets acquired, and the experience of the acquired business. Such estimates are subject to change, possibly materially, as additional information becomes available and as additional analyses are performed.